UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

EDEN BIOSCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-31499 (Commission File Number)	91-1649604 (I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Suite 100
Bothell, Washington 98021-7266
(Address of principal executive offices, including zip code)

(425) 806-7300
(Registrant’s telephone number, including area code)

ITEM 5.   OTHER EVENTS

        On August 3, 2004, Eden Bioscience Corporation (the “Company”) issued a press release announcing that it had received a delisting warning letter from Nasdaq. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   OTHER EVENTS

(c)     Exhibits.

Exhibit No.	Description
99.1	Press release dated August 3, 2004 regarding delisting warning letter received from Nasdaq.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION
By: /s/ Bradley S. Powell Bradley S. Powell Vice President of Finance, Chief Financial Officer and Secretary

August 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 3, 2004 regarding delisting warning letter received from Nasdaq.